SECOND LEASE AMENDMENT


AGREEMENT, made this ____ day of _________, 2002 between GREAT OAK, LLC, successor in interest to MATTERHORN USA, INC., having an address at c/o Sutton & Edwards, Inc., 1981 Marcus Avenue, Suite E104, Lake Success, New York 11042 (the "Landlord") and ATC HEALTHCARE SERVICES, INC., having an address at 1983 Marcus Avenue, Lake Success, New York 11042 (the "Tenant").

                                W I T N E S E T H

WHEREAS, Landlord's predecessor in interest, Matterhorn USA, Inc. and Tenant entered into a lease agreement, dated December 20, 1999, as amended by that certain First Lease Amendment dated July 6, 2000 (collectively, the "Lease") for the rental of approximately 13,770 rentable square feet (and 500 square feet of storage space) at 1983 Marcus Avenue, Lake Success, New York (the "Original Demised Premises"); and

            WHEREAS, the parties are desirous of amending the Lease so as to increase the amount of storage space leased by Tenant from Landlord (the additional storage space is sometimes hereinafter referred to as the "Storage Expansion Space") upon the terms and conditions provided herein.

            NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  and
covenants contained herein, it is hereby agreed as follows:

      1. The total storage space as indicated in Article XLI of the Lease is hereby amended and increased from 500 square feet to 825 square feet, which premises consists of the revised areas shown on the revised Exhibit E annexed hereto and made a part hereof.

      2. The basic annual rental rate for the Storage Expansion Space shall be $14 per square foot, payable monthly on the first day of each month which basic annual rental rate shall increase annually by an amount equal to the then current basic annual rental rate multiplied by three and 50/100 (3.50%) percent.

      3. Landlord shall have no obligation to alter, improve, decorate, or otherwise prepare the Storage Expansion Space for Tenant's storage except that Landlord shall demise said premises and provide a corridor to such space as set forth on the plans annexed hereto.

      4. The effective date of this Second Lease Amendment shall be the date that Landlord gives notice to Tenant that the Storage Expansion Space is substantially ready for storage purposes or upon the date that Tenant is actually using said space for storage, whichever is earlier. Notwithstanding anything to the contrary herein, if Landlord shall be delayed in causing the storage space to be substantially ready due to any acts and/or omissions of Tenant, then the effective date of this Second Lease Amendment shall be accelerated by the number of days of such delay. Notwithstanding anything to the contrary herein, Tenant shall continue to pay all rent and comply with all other terms and conditions of the Lease upon the execution of this Second Lease Amendment until the effective date of this Second Lease Amendment, at which time said terms and conditions shall be amended as expressly provided herein.

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      5. Tenant  represents that it has dealt with no broker other than Sutton &
Edwards, Inc. (hereinafter the "Broker") in connection with this Second Lease Amendment and Tenant hereby agrees to indemnify and hold Landlord harmless of and from any and all losses, costs, damages or expense (including, without limitation attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any other broker who claims to have dealt with Tenant in connection with this Second Lease Amendment. Landlord shall pay the Broker such brokerage fee as may be due it pursuant to and in accordance with Landlord's separate agreement with the Broker.

      6. It is expressly understood and agreed that submission by Landlord of the within Second Lease Amendment is for review and execution by Tenant and shall confer no rights nor impose any obligation on either party unless or until both Landlord and Tenant shall have executed this Second Lease Amendment and duplicates and originals thereof shall have been delivered to the respective parties hereto.

      7. Except as otherwise set forth herein, all other terms and conditions of the Lease are ratified, confirmed and remain in full force and effect.

            IN WITNESS WHEREOF, the parties have signed and delivered this Second Lease Amendment as of the date first above written.


                                 GREAT OAK, LLC

                                 By: GE CAPITAL REALTY GROUP, INC.
                                     its servicer


                                 By:________________________________
                                    Name:
                                    Title:


                                 ATC HEALTHCARE SERVICES, INC.


                                 By:________________________________
                                    Name:
                                    Title:


Acknowledgment of
Second Lease Amendment by:

-----------------------------
Frank Grigorian, Guarantor
Dated:


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                                    EXHIBIT E


   [Plan of Original Storage Space and Storage Expansion Space to be Attached]